UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 17, 2019

Six Flags Entertainment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 17, 2019, Six Flags Entertainment Corporation (the “Company”), Six Flags Operations Inc. (“SFO”) and Six Flags Theme Parks Inc. (“SFTP”) amended and restated its existing amended and restated credit agreement, which was entered into on June 30, 2015 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of June 16, 2016, that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 20, 2016, that certain Third Amendment and Limited Waiver to Amended and Restated Credit Agreement, dated as of June 21, 2017 and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of March 26, 2018, the “Second Amended and Restated Credit Facility”). The Second Amended and Restated Credit Facility is a $1,150,000,000 credit agreement (the “Second Amended and Restated Credit Agreement”) by and among the Company, SFO, SFTP, the several lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, an issuing lender and a swingline lender, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers, Barclays Bank PLC, JPMorgan Chase Bank, N.A., Compass Bank, HSBC Bank USA, National Association, and PNC Bank, National Association, as co-documentation agents, Bank of America, N.A. and Goldman Sachs Bank USA, as co-syndication agents, and Wells Fargo Securities, LLC, Barclays Bank PLC, Goldman Sachs Bank USA, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and HSBC Bank USA, National Association, as joint bookrunners. SFTP is the borrower under the Second Amended and Restated Credit Facility, and the Company, SFO and certain of the domestic subsidiaries of SFTP are guarantors thereunder. Capitalized terms used in this Current Report on Form 8-K that are otherwise undefined have the meanings ascribed to them in the Second Amended and Restated Credit Agreement.

The Second Amended and Restated Credit Facility is comprised of a $350,000,000 Revolving Credit Loan facility (the “Revolving Facility”) and a $800,000,000 Tranche B Term Loan facility (the “Term Facility”).  SFTP is permitted to incur (a) additional term loans that will be included in the Term Facility, (b) increases in the Revolving

Facility and/or (c) unsecured or secured notes or loans that rank pari passu or junior to the Second Amended and Restated Credit Facility, in an aggregate principal amount for all such additional term loans, Revolving Facility increases and incremental notes not to exceed $350,000,000 plus any other amount for first lien loans or notes that may be incurred for any purpose if such incurrence would not cause the senior secured leverage ratio to exceed 3.50:1.00 on a pro forma basis, in each case subject to receipt of commitments by existing lenders or other financing institutions and to the satisfaction of certain other conditions.

Interest on the Second Amended and Restated Credit Facility shall accrue at an annual rate equal to (at the borrower’s option) either the Eurocurrency Base Rate or the Base Rate, plus (a) in the case of the Tranche B Term Loans that are (i) Base Rate Loans, 1.00% per annum and (ii) Eurocurrency Loans, 2.00% per annum and (b) in the case of Revolving Credit Loans, the applicable margin as follows:

		Revolving Credit Loans
Pricing Level	Senior Secured Leverage Ratio	Eurocurrency Loans	Base Rate Loans

I	Less than 1.25:1.00	1.50%	0.50%

II	Greater than or equal to 1.25:1.00, but less than 2.50:1.00	1.75%	0.75%

III	Greater than or equal to 2.50:1.00	2.00%	1.00%

In addition, SFTP will pay an unused commitment fee that will range from 0.25% to 0.35% based on SFTP’s then-applicable senior secured leverage ratio. The Second Amended and Restated Credit Agreement contains certain representations, warranties, affirmative covenants, financial covenants (specifically, a maximum senior leverage maintenance covenant measured at the SFTP level) and negative covenants (including limitations on incurrence of indebtedness and liens, fundamental changes, restricted payments, investments, prepayments of certain indebtedness, transactions with affiliates, changes in fiscal periods, modifications of certain documents, activities of the Company and SFO and hedging agreements, subject, in each case, to certain carve-outs).

The Second Amended and Restated Credit Facility is secured by a first priority security interest in substantially all of the assets of SFTP, the Company, SFO and certain of the domestic subsidiaries of SFTP that are guarantors under the Second Amended and Restated Credit Facility pursuant to the second amended and restated guarantee and collateral agreement (the “Second Amended and Restated Guarantee and Collateral Agreement”) entered into in connection with the Second Amended and Restated Credit Agreement.

Beginning on September 30, 2019, the Term Facility will amortize in equal quarterly installments in an aggregate annual amount equal to 1.0% of the original principal amount of the Term Facility.

The final maturity of the Revolving Facility will occur on the fifth anniversary of the closing date. The final maturity of the Term Facility will occur on the seventh anniversary of the closing date. The Second Amended and Restated Credit Agreement permits amendments thereto whereby individual lenders may extend the maturity date of their outstanding loans and/or commitments upon the request of SFTP without the consent of any other lender or the administrative agent, so long as certain conditions are met.

In connection with entering into the Second Amended and Restated Credit Agreement, SFTP repaid the $583,750,000 outstanding Term Loan B under the prior credit facilities and also fully repaid the outstanding Revolving Credit Loans under the prior credit facilities.

The above summaries of the material terms of the Second Amended and Restated Credit Agreement and Second Amended and Restated Guarantee and Collateral Agreement do not purport to be complete and are qualified in their entirety by reference to each of the Second Amended and Restated Credit Agreement and Second Amended and Restated Guarantee and Collateral Agreement, a copy of which is filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein. A copy of the press release announcing the entrance into the Second Amended and Restated Credit Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1

$1,150,000,000 Second Amended and Restated Credit Agreement , dated as of April 17, 2019, among the Company, SFO and SFTP and several lenders, Wells Fargo Bank, National Association, as administrative agent, an issuing lender and a swingline lender, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers, Barclays Bank PLC, JPMorgan Chase Bank, N.A., Compass, HSBC Bank USA, National Association and PNC Bank, National Association, as co-documentation agents, Bank of America, N.A. and Goldman Sachs Bank USA, as co-syndication agents, and Wells Fargo Securities, LLC, Barclays Bank PLC, Goldman Sachs Bank USA, JPMorgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and HSBC Bank USA, National Association, as joint bookrunners

10.2

Second Amended and Restated Guarantee and Collateral Agreement, dated as of April 17, 2019, among the Company, SFO and SFTP, the other grantors party thereto, and Wells Fargo Bank, National Association, as administrative agent

	99.1	Press Release of Six Flags Entertainment Corporation, dated April 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Lance C. Balk
		Name:	Lance C. Balk
		Title:	General Counsel

Date: April 17, 2019